UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 16, 2006

Date of Report (Date of earliest event reported)

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32033	36-4430020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File No.)	Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191-1406

(Address of principal executive offices and zip code)

(703) 453-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2006, the Board of Directors of TNS, Inc. (“TNS”) and its wholly owned subsidiary, Transaction Network Services, Inc. (collectively, the “Company”), approved the form of employment agreements to be entered into by the Company with the following senior executives (each, an “Executive” and collectively, the “Executives”):  (i) John J. McDonnell, Jr., who will continue to serve as the Company’s Chief Executive Officer and Chairman of the Board; (ii) Brian J. Bates, who will continue to serve as the Company’s President and Chief Operating Officer; (iii) Henry H. Graham, Jr., who will continue to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer; (iv) Edward J. O’Brien, who will continue to serve as the Company’s Executive Vice President, Controller and Assistant Treasurer; (v) John J. McDonnell III, who will continue to serve as the Company’s Executive Vice President, Chief Strategy Officer; (vi) Matthew M. Mudd, who will continue to serve as the Company’s Executive Vice President, Chief Development Officer and (vii) Michael Q. Keegan, who will continue to serve as the Company’s Executive Vice President, General Counsel and Secretary (collectively, the “Employment Agreements”). The Employment Agreements were executed by the Company and the Executives on March 10, 2006.

Each Employment Agreement provides for a term that begins on January 1, 2006 and ends on December 31, 2009.  At the end of the term, each Employment Agreement states that the term will automatically be extended for successive one (1) year periods unless either the Company or the Executive has provided the other with at least three (3) months’ prior written notice of its or his intention to allow the Employment Agreement to expire at the end of such initial or extended term. Each Executive shall serve in his respective executive position until (i) his disability or death, (ii) his decision to terminate his employment relationship with the Company for or without good reason, or (iii) the decision by the Board of Directors to terminate his employment with or without cause.

Under the Employment Agreements, “good reason” (other than in the context of a change of control) means that the Company: (i) moves its offices to an area other than the Washington, D.C. area; (ii) diminishes the Executive’s title; (iii) assigns duties to the applicable Executive that are substantially inconsistent with the responsibilities of his specific executive position or the Company makes a substantial adverse alteration to those responsibilities; (iv) reduces the Executive’s annual base salary; or (v) materially reduces the benefits provided to such Executive, and “cause” means (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its affiliates or any of their customers or suppliers; (ii) substantial failure on the part of the Executive in his performance of the duties of the office held by him as reasonably directed by the Board (other than any such failure resulting from the Executive’s incapacity due to physical or mental illness), after notice to the Executive and a reasonable opportunity to cure; (iii) gross negligence or willful misconduct by the Executive with respect to the Company or any of its affiliates (including, without limitation, disparagement that adversely affects the reputation of the Company or any of its affiliates); or (iv) any material breach by Executive of the sections of the Employment Agreement pertaining to Executive’s duties, non-competition or confidentiality.

If the Executive’s employment is terminated without cause or if he resigns for good reason, the Executive would be entitled to receive (i) payment of his then current base salary for two years thereafter, (ii) payment of other accrued compensation and (iii) continuation of certain insurance and other fringe benefits for two years. If the Company elects to allow the Employment Agreement to expire at the end of its initial or any extended term without including a notice of termination for cause, such election will be treated as a termination of the Executive’s employment without cause.

In addition, if the Executive’s employment is terminated by the Company during the two year period following the change of control of the Company (the “Protection Period”) other than for cause, disability or as a result of the Executive’s death, or if the Executive terminates his employment during the Protection Period for good reason, the Executive shall be entitled to (i) receive a lump sum payment of an amount equal to 2.99 times his then average annual compensation (which equals the average of the

Executive’s annual base salary and accrued annual and long term incentive awards during the past three years), (ii) receive payment of other accrued compensation and benefits, (iii) exercise all outstanding stock options (which shall become immediately vested), (iv) treat all shares of restricted stock as vested in full, and (v) receive the continuation of certain insurance and other fringe benefits for three years.

Under the Employment Agreements, “good reason” (in the context of a change of control) means during the Protection Period (i) the assignment to the Executive of any duties inconsistent with the Executive’s position or any other action that results in a diminution in such position; (ii) a reduction by the Company in the Executive’s base salary; (iii) a failure by the Company to maintain plans providing benefits at least as beneficial as those provided by any benefit or compensation plan in which the Executive was participating immediately before the beginning of the Protection Period; (iv) a requirement by the Company to base the Executive at any office or location in excess of 25 miles from his office location immediately before the beginning of the Protection Period; (v) any purported termination by the Company of the Executive’s employment for cause otherwise than as provided in his Employment Agreement; or (vi) any failure by the Company to obtain the assumption of the obligations contained in his Employment Agreement by any successor.

For purposes of the Employment Agreements, “change of control” means an event that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), whether or not TNS is then subject to such reporting requirements; provided that, without limitation, a change in control shall be deemed to have occurred if (i) any person (as such term is used in section 13(d) and 14(d) of the Exchange Act) is or becomes beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of TNS representing 25 percent or more of the combined voting power of TNS’ then outstanding securities; (ii) during any period of two consecutive years, the following persons (the “Continuing Directors”) cease for any reason to constitute a majority of the Board: individuals who at the beginning of such period constitute the Board and new directors each of whose election to the Board or nomination for election to the Board by TNS’ security holders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; (iii) the security holders of TNS approve a merger or consolidation of TNS with any other corporation, other than a merger or consolidation that would result in the voting securities of TNS outstanding immediately before the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of such surviving entity) a majority of the voting securities of TNS or of such surviving entity outstanding immediately after such merger or consolidation; or (iv) the security holders of TNS approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by TNS of all or substantially all of the Company’s assets.

In the event the Executive becomes entitled to any payments and benefits described in the Employment Agreement due to a termination by the Company, other than for cause, disability or as a result of the Executive’s death, during the Protection Period, or if the Executive terminates his employment for good reason during the Protection Period (“Severance Benefits”), the Employment Agreement provides that if the Severance Benefits equal or exceed 110% of three times the Executive’s “base amount” determined for purposes of Section 280G of the Internal Revenue Code, as amended (the “Code”), the Company shall pay to the Executive an additional amount (the “Gross-Up Payment”) equal to the sum of any excise tax imposed under the Code (“Excise Tax”)  to place Executive in the same after-tax position as if no Excise Tax had been imposed on the Severance Benefits and no Gross-Up Payment had been made to the Executive.

Each Employment Agreement requires each Executive to protect the confidentiality of the Company’s proprietary and confidential information. Each Executive has also agreed not to compete with the Company or solicit the Company’s employees or customers for a period of two years if he is terminated without cause or resigns for good reason, or for a period of one year if he is terminated for any other reason.

A summary of the compensation for each Executive pursuant to the applicable Employment Agreement is set forth below.

(i)            John J. McDonnell, Jr.

In accordance with his Employment Agreement, Mr. McDonnell will continue to serve as the Company’s Chairman and Chief Executive Officer. Mr. McDonnell’s annual base salary was initially set at $650,000, subject to any increase as determined by the Board of Directors based upon the achievement of budgetary or other objectives set by the Board. In addition, Mr. McDonnell is eligible for an annual incentive bonus targeted to equal 100% of his annual base salary (and capped at 200% of his annual base salary) and an annual long term incentive bonus award targeted to equal 250% of his annual base salary (and capped at 500% of his annual base salary), based upon the achievement of budgetary and other objectives set by the Board. Furthermore, Mr. McDonnell is entitled to certain insurance, leave, automobile and other fringe benefits and is eligible to participate in all other employee benefit plans and programs offered by the Company to its senior executives generally, in accordance with the terms of those plans and programs. Finally, Mr. McDonnell’s Employment Agreement provides that during the term of such agreement, TNS shall nominate and take such action as may be necessary or appropriate to seek stockholder election of Mr. McDonnell to the Company’s Board of Directors.

(ii)           Brian J. Bates

In accordance with his Employment Agreement, Mr. Bates will continue serve as the Company’s President and Chief Operating Officer. Mr. Bates’ annual base salary was initially set at $412,000, subject to any increase as determined by the Board of Directors based upon the achievement of budgetary or other objectives set by the Board. In addition, Mr. Bates is eligible for an annual incentive bonus targeted to equal 50% of his annual base salary (and capped at 100% of his annual base salary) and an annual long term incentive bonus award targeted to equal 170% of his annual base salary (and capped at 340% of his annual base salary), based upon the achievement of budgetary and other objectives set by the Board. Finally, Mr. Bates is entitled to certain insurance, leave, automobile and other fringe benefits and is eligible to participate in all other employee benefit plans and programs offered by the Company to its senior executives generally, in accordance with the terms of those plans and programs.

(iii)         Henry H. Graham, Jr.

In accordance with his Employment Agreement, Mr. Graham will continue to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer. Mr. Graham’s annual base salary was initially set at $334,750, subject to any increase as determined by the Board of Directors based upon the achievement of budgetary or other objectives set by the Board. In addition, Mr. Graham is eligible for an annual incentive bonus targeted to equal 50% of his annual base salary (and capped at 100% of his annual base salary) and an annual long term incentive bonus award targeted to equal 170% of his annual base salary (and capped at 340% of his annual base salary), based upon the achievement of budgetary and other objectives set by the Board. Finally, Mr. Graham is entitled to certain insurance, leave, automobile and other fringe benefits and is eligible to participate in all other employee benefit plans and programs offered by the Company to its senior executives generally, in accordance with the terms of those plans and programs.

(iv)          Edward J. O’Brien

In accordance with his Employment Agreement, Mr. O’Brien will continue to serve as the Company’s Executive Vice President, Controller and Assistant Treasurer. Mr. O’Brien’s annual base salary was initially set at $233,400, subject to any increase as determined by the Board of Directors based upon the achievement of budgetary or other objectives set by the Board. In addition, Mr. O’Brien is eligible for an annual incentive bonus targeted to equal 35% of his annual base salary (and capped at 70% of his annual base salary) and an annual long term incentive bonus award targeted to equal 150% of his annual base salary (and capped at 300% of his annual base salary), based upon the achievement of budgetary and other objectives set by the Board. Finally, Mr. O’Brien is entitled to certain insurance, leave, automobile and other fringe benefits and is eligible to participate in all other employee benefit plans and programs offered by the Company to its senior executives generally, in accordance with the terms of those plans and programs.

(v)            John J. McDonnell III

In accordance with his Employment Agreement, Mr. McDonnell will continue to serve as the Company’s Executive Vice President, Chief Strategy Officer. Mr. McDonnell’s annual base salary was initially set at $291,750, subject to any increase as determined by the Board of Directors based upon the achievement of budgetary or other objectives set by the Board. In addition, Mr. McDonnell is eligible for an annual incentive bonus targeted to equal 35% of his annual base salary (and capped at 70% of his annual base salary) and an annual long term incentive bonus award targeted to equal 150% of his annual base salary (and capped at 300% of his annual base salary), based upon the achievement of budgetary and other objectives set by the Board. Finally, Mr. McDonnell is entitled to certain insurance, leave, automobile and other fringe benefits and is eligible to participate in all other employee benefit plans and programs offered by the Company to its senior executives generally, in accordance with the terms of those plans and programs.

(vi)          Matthew M. Mudd

In accordance with his Employment Agreement, Mr. Mudd will continue to serve as the Company’s Executive Vice President, Chief Development Officer. Mr. Mudd’s annual base salary was initially set at $291,750, subject to any increase as determined by the Board of Directors based upon the achievement of budgetary or other objectives set by the Board. In addition, Mr. Mudd is eligible for an annual incentive bonus targeted to equal 35% of his annual base salary (and capped at 70% of his annual base salary) and an annual long term incentive bonus award targeted to equal 150% of his annual base salary (and capped at 300% of his annual base salary), based upon the achievement of budgetary and other objectives set by the Board. Finally, Mr. Mudd is entitled to certain insurance, leave, automobile and other fringe benefits and is eligible to participate in all other employee benefit plans and programs offered by the Company to its senior executives generally, in accordance with the terms of those plans and programs.

(vii)         Michael Q. Keegan

In accordance with his Employment Agreement, Mr. Keegan will continue to serve as the Company’s Executive Vice President, General Counsel and Secretary. Mr. Keegan’s annual base salary was initially set at $275,000, subject to any increase as determined by the Board of Directors based upon the achievement of budgetary or other objectives set by the Board. In addition, Mr. Keegan is eligible for an annual incentive bonus targeted to equal 35% of his annual base salary (and capped at 70% of his annual base salary) and an annual long term incentive bonus award targeted to equal 150% of his annual base salary (and capped at 300% of his annual base salary), based upon the achievement of budgetary and other objectives set by the Board. Finally, Mr. Keegan is entitled to certain insurance, leave, automobile and other fringe benefits and is eligible to participate in all other employee benefit plans and programs offered by the Company to its senior executives generally, in accordance with the terms of those plans and programs.

The above descriptions are qualified in their entirety by reference to the complete agreements to be filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: March 16, 2006	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Executive Vice President, Chief Financial Officer and Treasurer